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                                                                   EXHIBIT 99.32
                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             First USA Bank, N.A.

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-2

                -----------------------------------------------

                Monthly Period:      06/01/99   to
                                     06/30/99
                Distribution Date:   07/19/99
                Transfer Date:       07/16/99

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1999-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

1.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    A.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A                               $4.05514
                              Class B                               $4.24958
                              Excess Collateral Amt.                $5.54167


    B. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                               $4.05514
                              Class B                               $4.24958
                              Excess Collateral Amt.                $5.54167

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-2
Page 2

    C. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                                  $0.00000
                              Class B                                  $0.00000
                              Excess Collateral Amt.                   $0.00000


2.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    A.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during the
        Monthly Period which were allocated in
        respect of the Certificates

                              Class A                            $77,121,375.90
                              Class B                             $6,989,306.79
                              Excess Collateral Amt.              $8,821,255.13
                                                          ----------------------
                              Total                              $92,931,937.82
                                                          ======================

    B.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        (a)   The aggregate amount of Allocations of
              Finance Charge Receivables processed
              during the Monthly Period which were
              allocated in respect of the Certificates

                              Class A                             $7,860,879.66
                              Class B                               $710,309.09
                              Excess Collateral Amt.                $899,756.29
                                                          ----------------------
                              Total                               $9,470,945.03
                                                          ======================

        (b)   Principal Funding Investment Proceeds
              (to Class A)                                                  N/A
        (c)   Withdrawals from Reserve Account
              (to Class A)                                                  N/A
                                                          ----------------------
                Class A Available Funds                           $7,860,879.66
                                                          ======================

        (d)   Principal Funding Investment Proceeds
              (to Class B)                                                  N/A
        (e)   Withdrawals from Reserve Account
              (to Class B)                                                  N/A
                                                          ----------------------
                Class B Available Funds                             $710,309.09
                                                          ======================

        (f)   Prin. Funding Investment Proceeds
              (to Excess Collateral)                                        N/A
        (g)   Withdrawals from Reserve Account
              (to Excess Collateral)                                        N/A
                                                          ----------------------
                Excess Collateral Available Funds                   $899,756.29
                                                          ======================

        (h)   Total Principal Funding Investment Proceeds                 $0.00
        (i)   Earnings on Reserve Account deposits                        $0.00


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-2
Page 3


    C.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the
              last day of the Monthly Period                 $32,905,203,045.50

        (b)   Invested Amount as of the last day of
              the preceding month (Adjusted Class A
              Invested Amount during Accumulation
              Period)

                              Class A                           $500,000,000.00
                              Class B                            $45,180,000.00
                              Excess Collateral Amt.             $57,230,000.00
                                                          ----------------------
                              Total                             $602,410,000.00
                                                          ======================

        (c)   The Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              2.C.(b) above as a percentage of the
              aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 2.C.(a) above

                              Class A                                    1.520%
                              Class B                                    0.137%
                              Excess Collateral Amt.                     0.174%
                                                          ----------------------
                              Total                                      1.831%

        (d)   During the Amortization Period: The
              Invested Amount as of _______ (the
              last day of the Revolving Period)

                              Class A                                       N/A
                              Class B                                       N/A
                              Excess Collateral Amt.                        N/A
                                                          ----------------------
                              Total                                         N/A

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              2.C.(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 2.C.(a) above

                              Class A                                       N/A
                              Class B                                       N/A
                              Excess Collateral Amt.                        N/A
                                                          ----------------------
                              Total                                         N/A

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-2
Page 4

    D.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)   35 - 64 days                                      $441,916,187.60
        (b)   65 -94 days                                       $282,873,109.15
        (c)   95 - 124 days                                     $240,882,665.36
        (d)   125 - 154 days                                    $215,404,335.72
        (e)   155 or more days                                  $182,288,104.72
                                                          ----------------------
                              Total                           $1,363,364,402.55
                                                          ======================


    E.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                              Class A                             $2,247,460.77
                              Class B                                203,080.55
                              Excess Collateral Amt.                 257,244.36
                                                          ----------------------
                              Total                               $2,707,785.68
                                                          ======================


    F.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA
              Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Excess Collateral Amt.                       0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


        (b)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Excess Collateral Amt.                       0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-2
Page 5

    G.  Investor Servicing Fee.
        -----------------------

              The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly
              Period

                              Class A                               $625,000.00
                              Class B                                $56,475.00
                              Excess Collateral Amt.                 $71,537.50
                                                          ----------------------
                              Total                                 $753,012.50
                                                          ======================


    H.  Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated Excess Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
        Default Amounts or Investor Charge-Offs for the prior month

                              Class B                                     $0.00
                              Excess Collateral Amt.                       0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


    I.  Excess Collateral Amount.
        -------------------------

        (a)   The amount of the Excess Collateral
              Amount as of the close of business
              on the related Distribution Date after
              giving effect to withdrawals, deposits and
              payments to be made in respect of the
              preceding month                                    $57,230,000.00

    J.  The Portfolio Yield.
        --------------------

        The Portfolio Yield for the related Monthly Period               13.47%

    K.  The Base Rate.
        --------------

        The Base Rate for the related Monthly Period                      7.37%


3.  Information Regarding the Principal Funding Account.
    ----------------------------------------------------

    A.  Accumulation Period.
        --------------------

        (a)   Accumulation Period Commencement Date                    12/31/05

        (b)   Accumulation Period length (months)                             1

        (c)   Accumulation Period Factor                                   8.00

        (d)   Required Accumulation Factor Number                             8

        (e)   Controlled Accumulation Amount                    $602,410,000.00

        (f)   Minimum Payment Rate (last 12 months)                      13.95%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-2
Page 6

    B.  Principal Funding Account.
        --------------------------

    Beginning Balance                                                     $0.00
        Plus: Principal Collections for Related
              Monthly Period from Principal Account                        0.00
        Plus: Interest on Principal Funding Account
              Balance for Related Monthly Period                            N/A
        Less: Withdrawals to Finance Charge Account                         N/A
        Less: Withdrawals to Distribution Account                          0.00
                                                          ----------------------
    Ending Balance                                                        $0.00

    C.  Accumulation Shortfall.
        -----------------------

        The Controlled Deposit Amount for
        the previous Monthly Period                                         N/A

        Less: The amount deposited into the
              Principal Funding Account for the
              Previous Monthly Period                                       N/A
                                                          ----------------------

              Accumulation Shortfall                                        N/A
                                                          ======================

              Aggregate Accumulation Shortfalls                             N/A
                                                          ======================

    D.  Principal Funding Investment Shortfall.
        ---------------------------------------

              Covered Amount                                                N/A

        Less: Principal Funding Investment Proceeds                         N/A
                                                          ----------------------

              Principal Funding Investment Shortfall                        N/A

4.  Information Regarding the Reserve Account.
    ------------------------------------------

    A.  Required Reserve Account Analysis.

        (a)   Required Reserve Account Amount
              percentage (0.5% of Class A Invested
              Amount or other amount designated
              by Transferor)                                              $0.00

        (b)   Required Reserve Account Amount ($)                         $0.00

        (c)   Required Reserve Account Balance after
              effect of any transfers on the Related
              Transfer Date                                               $0.00

        (d)   Reserve Draw Amount transferred to the
              Finance Charge Account on the Related
              Transfer Date                                               $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-2
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    B.  Reserve Account Investment Proceeds.
        ------------------------------------

        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                       N/A

    C.  Withdrawals from the Reserve Account.
        -------------------------------------

        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account on
        the Related Transfer Date (4.A.(d) plus 4.B.
        above)                                                              N/A

    D.  The Portfolio Adjusted Yield.
        -----------------------------

        The Portfolio Adjusted Yield for the related
        Monthly Period                                                    6.30%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President